SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2001

                                EQUITY ONE, INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                          001-13499                 52-1794271
                   (Commission File Number)(I.R.S. Employer Identification No.)

                          1696 NE Miami Gardens Drive
                        North Miami Beach, Florida 33179
               (Address of principal executive offices)(Zip Code)

                                 (305) 947-1664
              (Registrant's telephone number, including area code)
                                 Not Applicable
         (Former name or former address, if changed since last report)




Item 5. Other Items.

On September 21, 2001, Equity one, Inc. issued the press releases attached hereto as Exhibits 99.1 and 99.2.

Item 7. Financial

Statements, Pro Forma Financial Information and Exhibits.

(a) Financial
Statements of Business Acquired.
Not applicable

(b) Pro Forma Financial Information.
Not applicable

(c) Exhibits.

99.1  CEFUS Press Release dated September 21, 2001.

99.2  UIRT Press Release dated September 21, 2001.


--------------------------------

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Date:  September 21, 2001  By: /s/ Chaim Katzman
Chaim Katzman
Chairman of the Board of Directors and Chief Executive Officer


	INDEX TO EXHIBITS
Exhibit Number		Description of Exhibit


99.1  CEFUS Press Release dated September 21, 2001.
99.2  UIRT Press Release dated September 21, 2001.